UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-06727

Dominion Funds, Inc.

(Exact name of registrant as specified in charter)

1613 Duke Street, Alexandria, VA

22314

(Address of principal executive offices)

(Zip code)

Paul Dietrich, 1613 Duke Street, Alexandria, VA 22314

              (Name and address of agent for service)

Registrant's telephone number, including area code:

800-416-2053

Date of fiscal year end:

6/30

Date of reporting period: 12/31/11

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2011

Investor Information: 1-866-270-1222

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Foxhall Global Trends Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

March 7, 2012

FOXHALL GLOBAL TRENDS FUND

FORMERLY KNOWN AS THE

(SHEPHERD LARGE CAP GROWTH FUND)

Dear Fund Shareholders,

Although 2011 was a difficult year for FOXHALL’S tactical investment strategies, I have been very pleased with the FUND’S performance since the beginning of the year.  We have largely tracked our global equity indexes even while sometimes holding large percentages of cash to manage risk.

Right now the stock market has been outperforming and the DOW is back over 13,000.  The statistics from the fourth quarter of 2011 have been very good.  Earnings were up.  Employment was up a little, as was manufacturing.

Also, Asia and emerging markets have roared back after disastrous stock market declines in 2011.  Gold and commodity markets have also recovered from their declines in late 2011.

SO, HOW LONG WILL THE STOCK MARKET CONTINUE TO GO UP?

From the beginning of 2011 to the end of April, the S&P 500 INDEX rallied nearly 10 percent, only to plunge nearly into bear–market territory (minus 20 percent) by early October.  The index then rallied back nearly that much by the end of October, giving back another 10 percent by Thanksgiving, and then finishing the year with a small loss.

2011 WAS A VERY DIFFICULT YEAR FOR ALL INVESTORS

Last year, investors had more ups and downs than your average roller coaster.  The political trouble erupted in August thanks to a dysfunctional congressional debate about the debt ceiling, a subsequent U.S. credit–rating downgrade and the Eurozone debt crisis.  The third and fourth quarters alone had more than a dozen market swings ranging from 5 percent to more than 20 percent.

As one market pundit said, forget the "LOST DECADE."  For many investors, this has been more like the "JAWS DECADE."

The moment you think it's safe to go back in the water, some political issue—whether international or domestic materializes, sweeps through the markets and devours everything in its path.  Between the U.S. debt crisis, political dysfunction in Washington, the European debt crisis, Iran’s nuclear provocations, there are so many issues to keep the waters treacherous.

Equity mutual funds had their WORST YEAR since 1997 relative to the S&P 500 INDEX, as record-high volatility and price swings made it harder for money managers to pick stocks.

Among about 4,100 funds that invest in U.S. large cap stocks, 17% beat the benchmark index for U.S. equities last year, the least since the 12% recorded in 1997, based on data from Morningstar Inc.

For people who diversified abroad, the news was even worse.  The average large–company international fund plunged 12.6%, and the average emerging markets fund plummeted 20.3%.

WHAT CAUSED FUND TO MOVE TO CASH IN 2011?

One of the other RISK MANAGEMENT TOOLS that we use at FOXHALL, and a tool used by almost all investment managers is a STOP-LOSS TRIGGER.  We have a computer program that looks at past historical volatility of a particular security or index and when that security or index breaks below their historical volatility band, we sell the security or index.

As I mentioned before, the stock market regularly goes down 15% to 20% during BULL MARKET CORRECTIONS and that means that most of our stop-loss triggers are also set slightly outside of the 15% to 20% range depending on the security or index.

The reason for the stop-loss trigger is that when a security or index declines below its historical volatility band that usually means something is very wrong.  As risk managers we sell and sit in cash or US treasury bonds.

If a security can decline below its historical average, then there is always the possibility that the decline can be much more serious.  Remember General Motors or AIG?  We will not take that chance for our clients.

One of the reasons clients hire FOXHALL is to manage risk.  IT DOESN’T MEAN WE WILL ALWAYS BE RIGHT, but it does mean we try to ERROR ON THE SIDE OF CAUTION.

Normally, this works to our client’s benefit, but last fall our stop-loss triggers were slowly getting us out of the market during the down turn and the day after the last stop-loss triggered, the market shot up over 10% in less than 10 days.  That is just the way things work sometime.  We don’t have a crystal ball.

WHAT IS THE FOXHALL GLOBAL TRENDS FUND’S STRATEGY GOING FORWARD?

Since coming out of the 2009 bottom, we have made some changes to our SECURITY SELECTION PROCESS.  Within our various strategies we believe that now that there is a sustained upward trend in the stock market that our new security selections process will outperform the stock market going up and I hope this will help mitigate some of the 2011 portfolio declines.

GOING FORWARD…

Since the beginning of this year, FOXHALL has cautiously moved back into the stock market while maintaining some cash to help cushion the volatility in a stock market.

As I have mentioned before, historically, when stock markets have been negatively impacted by political events like the European Debt Crisis, the stock market recovery after a political resolution of the issue has usually been sharp and quick.

At FOXHALL, we will continue to stay invested during this current bull run, but we will remain very cautious and be prepared to move out of the stock market into cash if anything seriously imperils the stock market.

Until then…..

Patience!

Paul Dietrich

President & Chief Investment Officer

0354-NLD-3/8/2012

Foxhall Global Trends Fund

PERFORMANCE (Unaudited)

December 31, 2011

Annualized Total Returns as of December  31, 2011

	Six Months+	One Year	Five Years	Since 4/16/02*
Foxhall Global Trends Fund	(28.67)%	(19.88)%	(2.57)%	(0.53)%
S&P 500	(3.69)%	2.11%	(0.25)%	3.40%
Dow Jones Global Index	(11.98)%	(7.77)%	(1.50)%	5.18%

________________

+ Non-Annualized

*Prior to April 16, 2002, the Fund was known as the Dominion Insight Growth Fund and was managed by another investment adviser using a substantially different investment strategy.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Dow Jones Global Index is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment. The index currently tracks 51 countries, including 25 developed markets and 26 emerging markets and includes reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 5.44%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-270-1222.

Portfolio Composition as of December 31, 2011

Percent of Net Assets
Common Stocks	18.67%
Consumer, Non-cyclical	5.75%
Consumer, Cyclical	3.20%
Basic Materials	2.77%
Technology	2.32%
Industrial	2.26%
Energy	0.87%
Financial	0.76%
Communications	0.75%
Short-Term Investments	3.35%
Total Investments	22.02%
Other Assets Less Liabilities	77.98%
Total Net Assets	100.00%

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2011
	Shares	Market Value
COMMON STOCK - 18.67%
AEROSPACE/DEFENSE - 1.52%
General Dynamics Corp.	1,662	$ 110,373
Lockheed Martin Corp.	1,467	118,680
Rockwell Collins, Inc.	1,958	108,414
Teledyne Technologies, Inc. *	2,051	112,497
		449,964
AIRLINES - 0.44%
Alaska Air Group, Inc. *	1,719	129,080

BANKS - 0.38%
Credicorp Ltd.	1,034	113,192

BEVERAGES - 0.37%
Coca-Cola Co.	1,579	110,483

BIOTECHNOLOGY - 0.38%
Medicines Co. *	6,053	112,828

CHEMICALS - 1.55%
Innophos Holdings, Inc.	2,220	107,803
NewMarket Corp.	646	127,979
PPG Industries, Inc.	1,347	112,461
Terra Nitrogen Co. LP	668	111,963
		460,206
COMMERCIAL SERVICES - 2.31%
Apollo Group, Inc. *	2,393	128,911
Bridgepoint Education, Inc. *	4,765	109,595
Deluxe Corp.	4,786	108,928
H&R Block, Inc.	7,284	118,948
Hillenbrand, Inc.	4,882	108,966
Western Union Co.	5,987	109,323
		684,671
COMPUTERS - 0.38%
SanDisk Corp. *	2,297	113,035

ELECTRONICS - 0.37%
Amphenol Corp.	2,422	109,935

FOOD - 0.77%
Campbell Soup Co.	3,322	110,423
ConAgra Foods, Inc.	4,463	117,823
		228,246
FOREST PRODUCTS & PAPER - 1.22%
Buckeye Technologies, Inc.	4,015	134,262
Domtar Corp.	1,366	109,225
International Paper Co.	3,986	117,986
		361,473

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2011
	Shares	Market Value
HEALTHCARE - SERVICES - 1.55%
AMERIGROUP Corp. *	1,869	$ 110,421
Lincare Holdings, Inc.	4,400	113,123
UnitedHealth Group, Inc.	2,169	109,925
WellCare Health Plans, Inc. *	2,389	125,423
		458,892
INSURANCE - 0.37%
Amtrust Financial Services, Inc.	4,678	111,103

INTERNET - 0.37%
ValueClick, Inc. *	6,774	110,348

LODGING - 0.37%
Intercontinental Hotels Group PLC	6,132	110,315

MISCELLANEOUS MANUFACTURING - 0.37%
Dover Corp.	1,893	109,889

OIL & GAS - 0.40%
Exxon Mobil Corp.	1,410	119,512

PHARMACEUTICALS - 0.37%
AstraZeneca PLC - ADR	2,388	110,541

PIPELINES - 0.47%
Sunoco Logistics Partners LP	3,549	139,831

RETAIL - 2.01%
Advance Auto Parts, Inc.	1,791	124,707
ANN, Inc. *	4,326	107,197
Big Lots, Inc. *	3,018	113,960
Brinker International, Inc.	4,318	115,550
Pier 1 Imports, Inc. *	9,648	134,397
		595,811
SEMICONDUCTORS - 1.94%
Analog Devices, Inc.	3,050	109,129
Entegris, Inc. *	12,546	109,464
KLA-Tencor Corp.	2,546	122,844
Novellus Systems, Inc. *	2,964	122,384
Xilinx, Inc.	3,482	111,633
		575,454
TELECOMMUNICATIONS - 0.38%
Rogers Communications, Inc.	2,911	112,103

TOYS / GAMES / HOBBIES - 0.38%
Mattel, Inc.	4,068	112,928

TOTAL COMMON STOCK		5,539,840
( Cost - $5,425,682)

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2011
	Shares	Market Value
SHORT-TERM INVESTMENTS - 3.35%
Goldman Sachs Financial Square Funds - Government Fund, 0.04%+	993,760	993,760
TOTAL SHORT-TERM INVESTMENTS		993,760
( Cost - $993,760)

TOTAL INVESTMENTS - 22.02%
( Cost - $6,419,442) (a)		6,533,600
OTHER ASSETS LESS LIABILITIES - 77.98%		23,133,347
NET ASSETS - 100.00%		$ 29,666,947
_____
+ Money market fund; interest rate reflects seven-day effective yield on December 31, 2011.
* Non-Income producing security.
ADR - American Depositary Reciept

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:		$ 162,595
Unrealized Depreciation:		(48,437)
Net Unrealized Appreciation:		$ 114,158

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2011

Assets:
Investments in Securities at Market Value (identified cost $6,419,442)	$ 6,533,600
Receivable for Securities Sold	37,150
Due From Investment Adviser	36,480
Dividends and Interest Receivable	2,979
Receivable for Fund Shares Sold	24,053,550
Prepaid Expenses and Other Assets	7,489
Total Assets	30,671,248

Liabilities:
Payable for Securities Purchased	918,131
Payable for Fund Shares Redeemed	2,630
Payable to Distributor	9,036
Accrued Expenses	74,504
Total Liabilities	1,004,301

Net Assets (200,000,000 shares authorized; $.001 par value;
9,571,490 shares outstanding)	$ 29,666,947

Net Asset Value, Offering and Redemption Price Per Share
($29,666,947/9,571,490 shares of beneficial interest outstanding)	$ 3.10

Composition of Net Assets:
At December 31, 2011, Net Assets consisted of:
Capital Stock - Par Value	$ 9,571
Paid-in-Capital	31,591,376
Undistributed Net Investment Loss	(11,458)
Accumulated Net Realized Loss From Security Transactions	(2,036,700)
Net Unrealized Appreciation on Investments	114,158
Net Assets	$ 29,666,947

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2011

Investment Income:
Dividend Income (net of $68 foreign taxes)	$ 61,443
Interest Income	33
Total Investment Income	61,476

Expenses:
Investment Advisory Fees	32,533
Legal Fees	30,521
Administration Fees	18,049
Transfer Agent Fees	13,276
Chief Compliance Officer Fees	13,030
Distribution (12b-1) Fees	13,013
Fund Accounting Fees	12,084
Registration & Filing Fees	10,027
Printing Expense	7,014
Audit Fees	6,769
Underwriter Fees	6,017
Insurance Expense	5,014
Custody Fees	2,507
Director Fees	2,507
Miscellaneous Expenses	3,003
Total Expenses	175,364
Less: Expenses Reimbursed by Adviser	(102,430)
Net Expenses	72,934
Net Investment Loss	(11,458)

Net Realized and Unrealized Loss on Investments and Foreign Currency:
Net Realized Loss on Investments and Foreign Currency	(2,030,202)
Net Change in Unrealized Depreciation on Investments and Foreign Currency	(293,034)
Net Realized and Unrealized Loss on Investments	(2,323,236)

Net Decrease in Net Assets Resulting From Operations	$ (2,334,694)

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	December 31, 2011	June 30, 2011
Operations:	(Unaudited)
Net Investment Loss	$ (11,458)	$ (38,571)
Net Realized Gain (Loss) on Investments and Foreign Currency	(2,030,202)	1,289,469
Net Change in Unrealized Appreciation (Depreciation)
on Investments	(293,034)	654,797
Net Increase (Decrease) in Net Assets
Resulting From Operations	(2,334,694)	1,905,695

Distributions to Shareholders
Net Realized Gains ($0.73 and $0.00 per share, respectively)	(1,084,418)	-

Beneficial Interest Transactions:
Proceeds from Shares Issued (7,906,167 and 130,372 shares,
respectively)	24,657,474	671,452
Distributions Reinvested (351,378 and 0 shares, respectively)	1,082,243	-
Cost of Shares Redeemed (254,441 and 340,887 shares, respectively)	(1,085,306)	(1,669,685)
Net Beneficial Interest Transactions	24,654,411	(998,233)

Increase in Net Assets	21,235,299	907,462

Net Assets:
Beginning of Year	8,431,648	7,524,186
End of Period (including accumulated undistributed net investment
loss of $11,458 and $0, respectively)	$ 29,666,947	$ 8,431,648

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Six
	Months Ended		For the Years Ended June 30,
	Dec. 31, 2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value, Beginning of Period	$ 5.38		$ 4.23	$ 4.12	$ 5.06	$ 5.00	$ 4.40

Income (Loss) From Investment Operations:
Net investment loss (a)	(0.01)		(0.02)	(0.06)	(0.02)	(0.04)	-
Net gain (loss) from securities
(both realized and unrealized)	(1.54)		1.17	0.17	(0.92)	0.10	0.60
Total from investment operations	(1.55)		1.15	0.11	(0.94)	0.06	0.60

Distributions to shareholders from:
Net realized gains	(0.73)		-	-	-	-	-

Net Asset Value, End of Period	$ 3.10		$ 5.38	$ 4.23	$ 4.12	$ 5.06	$ 5.00

Total Return (b)	(28.67)%		27.19%	2.67%	(18.58)%	1.20%	13.64%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 29,667		$ 8,432	$ 7,524	$ 7,588	$ 9,322	$9,096
Ratio of expenses, excluding interest expense,
to average net assets,
before reimbursement	5.37%	(c)	4.63%	4.32%	2.66%	2.25%	2.25%
net of reimbursement	2.25%	(c)	2.17%	1.97%	2.17%	-	-
Ratio of expenses, including interest expense,
to average net assets,
before reimbursement	5.37%	(c)	4.63%	4.32%	2.68%	2.27%	-
net of reimbursement	2.25%	(c)	2.17%	1.97%	2.19%	-	-
Ratio of net investment loss to
average net assets	(0.35)%	(c)	(0.49)%	(1.28)%	(0.47)%	(0.86)%	(0.09)%
Portfolio turnover rate	182%		438%	756%	233%	309%	382%

__________

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Sales load is not reflected in total return.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2011

1.

ORGANIZATION

Dominion Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company and was incorporated in the State of Texas on June 5, 1992.  The Company may designate one or more series of common stock; however, at this time the Foxhall Global Trends Fund (the “Fund”), formerly Shepherd Fund, is the only series of the Company.  The primary investment objective of the Fund is growth of capital.  The Fund will invest in a diversified portfolio of common stock of companies that meet the Fund’s investment and social criteria.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – Equity and fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  Fixed income securities are valued each day by an independent pricing service which utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2011

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 5,539,840	-	-	$ 5,539,840
Short Term Investments	993,760	-	-	993,760
Total	$ 6,533,600	-	-	$ 6,533,600

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.   Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2011

Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders – The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end.  Distributions will be recorded on ex-dividend date.    The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Foxhall Capital Management (the “Adviser”).    The Adviser provides the Fund with investment advice and recommendations for investments.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended December 31, 2011, the Adviser earned advisory fees of $32,533.

Effective October 28, 2009, the Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (excluding acquired fund fees and expenses), at least until October 28, 2012, so that the total annual operating expenses of the Fund do not exceed 2.25% of average daily net assets.  For the period October 28, 2009 through October 27, 2010, the total annual operating expense ratio was contractually limited to 1.99% by the Adviser.  For the six months ended December 31, 2011, the Adviser reimbursed expenses of $102,430.

Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  As of June 30, 2011, the cumulative expenses subject to recapture by the Adviser amounted to $422,946 and will expire on June 30 of the following years:

2012	2013 2014
$39,043	$187,942 $195,961

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2011

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Directors of the Company has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.40% per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended December 31, 2011, the Fund paid $13,013 to the Distributor pursuant to the Plan.

Pursuant to an Underwriting Agreement, the Fund pays the Distributor an annual fee of $10,000 plus an asset based fee based on a tiered structure to serve as the representative of the Fund in the continual offering of Fund shares for sale to the public.

Certain directors and officers of the Fund are also directors and officers of the Adviser.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2011, amounted to $11,567,655 and $14,067,450, respectively.

5.

TAX COMPONENTS OF CAPITAL

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 1,073,605	$ 4,459	$ -	$ (144)	$ 407,192	$ 1,485,112

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax treatment of short-term capital gains.

Foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $144 of such foreign currency losses.

Permanent book and tax differences, primarily attributable to net operating losses and real estate investment trust and partnership adjustments, resulted in reclassification for the period ended June 30, 2011 as follows: a decrease in accumulated net investment loss of $38,571 and a decrease in accumulated net realized gain from security transactions of $38,571.

6.

CONTROL OWNERSHIP

The control ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2011, TD Ameritrade, Inc. owned approximately 93% of the Fund, for the benefit of others.

7.

SUBSEQUENT EVENT

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2011

that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

Foxhall Global Trends Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/01/11)	Ending Account Value (12/31/11)	Expenses Paid During the Period* (7/01/11 to 12/31/11)
Actual	$1,000.00	$ 713.30	$ 9.69
Hypothetical (5% return before expenses)	$1,000.00	$ 1,013.83	$ 11.39

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.25%  multiplied by the average account value over  the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ending December 31, 2011).

BOARD CONSIDERATIONS REGARDING ADVISORY CONTRACT RENEWAL

On August 23, 2011, the Board of the Directors of the Fund approved the continuance for one additional year of the Fund’s investment advisory agreement dated September 23, 1999 (the “Advisory Agreement”) with the Adviser.  In connection with the renewal of the Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the following:

1.  NATURE, EXTENT AND QUALITY OF INVESTMENT ADVISORY SERVICES.

The Board discussed the nature, extent and quality of the advisory services provided to the Fund, including portfolio management, supervision of Fund operations, compliance and regulatory matters and general oversight of other service providers. The Board considered that since the last renewal of the Advisory Agreement, the Adviser hired a Director of Research responsible for analyzing potential new investments for the Fund and the Adviser’s other accounts, and a Portfolio Administrator responsible for performance review and reporting. The Adviser also replaced a member of its staff responsible for execution of trades and reporting with another individual responsible for providing the same services to the Fund and other accounts managed by the Adviser. The Board noted that the Fund’s Portfolio Managers responsible for the day-to-day management of the Fund’s portfolio had not changed. The Board discussed these changes in the Adviser’s personnel and the amount of time each is expected to spend on Fund operations. The Board determined that the Adviser’s personnel were qualified to manage the Fund’s portfolio and that the services provided to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND.

The Board discussed the Fund’s performance and expenses and reviewed a report provided by Gemini that compared the Fund’s performance, advisory fee and total expenses to those of a universe of other mutual funds with a similar investment strategy (the “Peer Group”).  Gemini confirmed that the Peer Group selection and data was supplied by Lipper Analytical, Inc.  The Board also compared the Fund’s performance versus a separate account managed by the Adviser with similar investment policies. The Board noted that the Fund’s performance for the year-to-date and one-year periods ended July 31, 2011 was within the performance range of other funds in the Peer Group. The Fund’s performance during the year-to-date period ended July 31, 2011 exceeded that of 11 of the 12 funds in the Peer Group, while the Fund’s performance during the one-year period ended July 31, 2011 exceed that of 7 of the 12 funds in the Peer Group.  The Board noted that the Fund underperformed versus the separate account managed by the Adviser for the year ended June 30, 2011. The Board determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COST OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Board considered the Fund’s advisory fee and total expenses. The Board determined that the Fund’s gross advisory fee and gross and net total expense ratio was within the range of fees charged to other funds in the Peer Group. However, the Board noted that the Fund’s gross advisory fee and total expense ratio was relatively high versus the other funds in the Peer Group. The Fund’s gross advisory fee of 1.00% was the highest in the Peer Group, with three funds in the Peer Group also charging a gross advisory fee of 1.00%. The Fund’s gross total expense ratio was higher than 11 of the 12 funds in the Peer Group. However, the Board considered that the Adviser’s current total expense cap of 2.25% of Fund assets made the Fund more competitive within the Peer Group. After the effect of the Adviser’s expense cap, the Fund’s net total expense ratio was higher than 8 of the 12 funds in the Peer Group. The Board also noted that the Fund’s gross advisory fee is lower than the advisory fee charged by the Adviser to its separate account. Further, the Adviser generally does not waive any of its advisory fees with respect to the separate account.  The Board also noted that at the Fund’s current asset level and based on the current total expense cap, the Adviser received no advisory fee from the Fund during the fiscal year ended June 30, 2011. The Board noted that the Adviser is not making a profit from managing the Fund.

4.  ECONOMIES OF SCALE.

The Directors considered economies of scale with respect to the Fund. The Directors acknowledged that while certain efficiencies may be realized with a significant increase in the Fund’s assets, at the Fund’s current asset level economies of scale is not a relevant factor to the Fund.

5.  BENEFITS DERIVED FROM THE ADVISER’S RELATIONSHIP WITH THE FUND.

The Directors considered whether other “fall out” or ancillary benefits accrue to the Adviser as a result of its relationship with the Fund. The Board identified no “fall out” or ancillary benefits to the Adviser in light of its relationship with the Fund.

6. CONCLUSION.

All of these factors were considered by the Board.  In considering the Advisory Agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, it was the judgment of the Board, including the Independent Directors, that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Rev. August 2011

PRIVACY NOTICE
FACTS		WHAT DOES DOMINION FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dominion Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dominion Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-270-1222

Who we are
Who is providing this notice?	Dominion Funds, Inc.
What we do
How does Dominion Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dominion Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Dominion Funds, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Dominion Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Dominion Funds, Inc. does not jointly market.

Investment Adviser

Foxhall Capital Management, Inc.

35 Old Tavern Road, 2nd Floor

Orange, CT 06477

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Todd Cipperman, Esq.

Cipperman & Company

500 E. Swedesford Road

Suite 104

Wayne, PA 19087

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68102

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 6 month period ended December 31th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-270-1222 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-270-1222.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dominion Funds, Inc.

By (Signature and Title)

/s/Paul Dietrich

       Paul Dietrich, President

Date

3/09/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Paul Dietrich

        Paul Dietrich, Principal Executive and Principal Financial Officer

Date

3/09/12